TERM LOAN AGREEMENT
                               -------------------

     THIS AGREEMENT is made by and between the Company (as herein defined) and the Lender (as herein defined).

     In consideration of the covenants and agreements contained herein, the Company and the Lender hereby mutually agree as follows:

                             ARTICLE I. DEFINITIONS
                             ----------------------

     Section l.l. General. Any accounting term used but not specifically defined herein shall be construed in accordance with GAAP. The definition of each agreement, document, and instrument set forth in Section 1.2 hereof shall be deemed to mean and include such agreement, document, or instrument as amended, restated, or modified from time to time.

     Section 1.2. Defined Terms. As used in this Agreement:


     "Lender" shall Andrew M. Thompson, an individual residing at 1293 Prince Court, Lake Mary, Florida, 32746 and his heirs, successors and assigns.

     "Company" shall mean Wellstar International, Inc. and Trillennium Medical Imaging, Inc., a wholly owned subsidiary of Wellstar International , Inc., with its principal office located at 6911 Pilliod Road, Holland, Ohio, 43528 and its successors and assigns.

     "Environmental Law" means any federal, state, or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability upon a Person in connection with the use, release or disposal of any hazardous toxic or dangerous substance, waste or material.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Event of Default" shall mean any one or more of the occurrences described in ARTICLE VII hereof.

     "GAAP" shall mean generally accepted accounting principles as then in effect, which shall include the official interpretations thereof by the Financial Accounting Standards Board, consistently applied.

     "Indebtedness" shall mean for any Person (i) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (ii) all obligations for the deferred purchase price of capital assets excluding trade payables, (iii) all obligations under conditional sales or other title retention agreements, and (iv) and all lease obligations which have been or should be capitalized on the books of such Person.

     "Lien"  shall  mean  any  mortgage,   security   interest,   lien,  charge,
encumbrance on, pledge or deposit of, or conditional sale or other title retention agreement with respect to any property or asset.

     "Loan" or "Loans" shall mean the credit to the Company extended by the Lender in accordance with Section 2.1(a) hereof.

     "Loan Documents" shall mean this Agreement, the Note, the Security Instruments, if any, and any other documents relating thereto.

     "Margin Rate" shall mean that interest rate established from time to time by the Lender's Security Firm on it's margin loans against the Lender's security account as the Lender's Security Firm's Margin Rate, whether or not such rate is publicly announced; the Margin Rate may not be the lowest interest rate charged by Lender's Security Firm for commercial or other extensions of credit.

     "Margin Stock" shall have the meaning given to it under Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

     "Note" shall mean the promissory note, in the form of Exhibit A attached hereto, signed and delivered by the Company to evidence its Indebtedness to the Lender in accordance with Section 2.1 hereof.

     "Operating Cash Flow" means net income after taxes, and exclusive of extraordinary gains, gains on asset sales, and other income, plus depreciation and amortization, plus interest expense, plus lease expense, less dividends, and distributions.

     "Person" shall mean any natural person, corporation (which shall be deemed to include business trust), association, partnership, joint venture, political entity, or political subdivision thereof.

     "Plan" shall mean any plan (other than a Multiemployer Plan) defined in ERISA in which the Company or any Subsidiary is, or has been at any time during the preceding two (2) years, an "employer" or a "substantial employer" as such terms are defined in ERISA.

     "Potential Default" shall mean any condition, action, or failure to act which, with the passage of time, service of notice, or both, will constitute an Event of Default under this Agreement.

     "Prime Rate" shall mean that interest rate established from time to time by the Lender as the Lender's Prime Rate, whether or not such rate is publicly announced; the Prime Rate may not be the lowest interest rate charged by Lender for commercial or other extensions of credit.

     "Security Instrument(s)" shall mean the written document(s) listed in Exhibit B attached hereto, signed and delivered from time to time to the Lender in connection with Indebtedness owed by Company to the Lender.

     "Subordinated   Debt"  shall  mean   Indebtedness  of  a  Person  which  is
subordinated, in a manner satisfactory to the Lender, to all Indebtedness owing to the Lender.

     "Subsidiary" shall mean any Person of which more than fifty percent (50%) of (i) the voting stock entitling the holders thereof to elect a majority of the Board of Directors, managers, or trustees thereof, or (ii) the interest in the capital or profits of such Person, which at the time is owned or controlled, directly or indirectly, by the Company or one or more other Subsidiaries.

     "Total Indebtedness" shall mean the total of all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities on the liability side of the balance sheet as of the date of determination.

     The foregoing definitions shall be applicable to the singulars and plurals of the foregoing defined terms.

                           ARTICLE II. CREDIT FACILITY

     Section 2.1. Amount of Term Loan. The Lender hereby agrees, subject to the terms and conditions of this Agreement, to extend a Loan to the Company.

     (a) The Loan shall be in the principal amount of not more than $400,000.00. The Loan shall be in the form of:

          (i) An immediate wire transfer to the Company's order in the amount of $150,000.00; and

          (ii) Immediate issuance from a reputable financial institution of a letter guaranteeing payment, in a form satisfactory to Company, to Company's thermal imaging camera supplier, in the amount of $210,000.00, to be paid at the Company's request no earlier than thirty (30) days following delivery of equipment to such locations as Company shall from time to time designate; and

          (iii) A wire transfer to the Company's order in the amount of $40,000.00 to be paid at the Company's request no earlier than thirty (30) days following delivery of the thermal imaging cameras referenced in section 2.1 (a) (ii) above for the purchase of Laptop computers, wiring and other thermal imaging camera related equipment.

     (b) The Company shall execute a Note in the form of Exhibit A hereto on each principal draw hereunder evidencing the amount of each such draw and the Company's agreement to repay the same in accord with the terms and conditions hereof. The Company shall repay the principal amount of each Loan actually drawn by the Company with all accrued interest on or before the 11th day of April 2006, when any remaining principal balance and all accrued interest shall be due and payable in full.

     Section 2.2. Interest Rate and Loan Fees.

(a) All funds actually drawn by the Company shall bear interest at a rate per annum equal to the Margin Rate plus eight percent (8.00%).

(b) In addition to the payment of interest as set forth in section 2.2 (a) above, the Company shall pay to Lender Loan Fees as herinafter described. Lender shall transfer to Lender's order common stock of the Company as follows:

     (i) 1,000,000.00 shares of the Company's existing one year restricted 144 common stock;

     (ii) Warrants to purchase 1,000,000.00 shares of the Company's fully registered, unrestricted common stock at an exercise price of $0.50 per share. Lender understands and acknowledges that the Company is in the process of compleing its registration of the free trading, unrestricted stock from which the contemplated by this provision will be drawn and that this stock is not currently available.

     Section 2.3. Prepayment. The Company may prepay, the Loan in whole, or in part, and in such event the Company shall not be required to pay to the Lender, at the time of each such prepayment, any Prepayment Premium. Any prepayment (including any derived from security) shall be applied first to the interest due hereunder and then to the payment of principal.

     Section 2.4. Use of Proceeds. The Loans shall be used to purchase thermal imaging cameras, related equipment, to refinance existing obligations and for working capital. Any excess proceeds shall be used by the Company for general operating purposes consistent with the provisions of this Agreement.

     Section 2.5. Computation of Interest. Interest on Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed.

     Section 2.6. Conversion Right. The Company agrees that Lender may, at Lender's option, choose to forego cash repayment of any sums actually drawn by Company hereunder and all interest accruing thereupon and choose to convert the indebtedness arising hereunder, in which event Lender shall be entitled to convert the indebtedness arising hereunder as if fully drawn, i.e., on the basis of $400,000.00, plus all interest accrued on the amount actually drawn, for fully registered, unrestricted common stock of the Company at a conversion price equal to the market price of the Company's fully registered, unrestricted common stock on the date of conversion minus 40%. Lender shall have the right of conversion set forth herein on the date of Prepayment by the Company, if any, or the due date hereof whichever shall first occur.

     Section 2.7. Security. As security for the Loan described hereinabove, the Company shall provide Lender with a first priority security interest on the thermal imaging cameras and all related equipment to be purchased with the proceeds hereof. The Company shall execute any and all documents as may be reasonably requested by Lender or Lender's counsel to perfect the lien(s) contemplated hereby. Additionally, commencing on or about January 1st, 2006, the Company shall establish an escrow account at a financial account of Lender's choosing into which the Company shall deposit 25% of all gross proceeds generated by the thermal imaging cameras purchased with the proceeds hereof, which sums shall remain in escrow for use in paying all sums due and payable to Lender in accord with the terms of this Agreement.

                             ARTICLE III. WARRANTIES

     The Company represents and warrants to the Lender (which representations and warranties will survive the delivery of the Note and all extensions of credit under this Agreement) that:

     Section 3.l. Organization; Power.

     (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized;

     (b) The Company has the power and authority to own its properties and assets and to carry on its business as now conducted;

     (c) The Company is qualified to do business in every jurisdiction in which the ownership or leasing of its property or the doing of business requires such qualification; and

     (d) The Company has the power to execute, deliver, and perform its Loan Documents and to borrow hereunder.

     Section 3.2. Authorization of Borrowing. The execution, delivery, and performance of the Loan Documents and the Loan by the Company have been duly authorized by all requisite company action.

     Section 3.3. No Conflict. The execution, delivery, and performance of the Loan Documents will not (a) violate any provision of law, the Articles of Organization, the Code of Regulations, or By-Laws of the Company, (b) violate any order of any court or other agency of any federal or state government or any provision of any indenture, agreement, or other instrument to which the Company is a party or by which it or any of its properties or assets are bound, (c) conflict with, result in a breach of, or constitute (with passage of time or delivery of notice, or both), a default under any such indenture, agreement, or other instrument, or (d) result in the creation or imposition of any Lien or other encumbrance of any nature whatsoever upon any of the properties or assets of the Company except in favor of the Lender.

     Section 3.4. Execution of Loan Documents. The Loan Documents have been duly executed and are valid and binding obligations of the Company and Co-Borrower fully enforceable in accordance with their respective terms.

     Section 3.5. Financial Condition. The Company has furnished to the Lender true and correct financial statements and the Company's Information Memorandum which financial statements and Information Memorandum present fairly the Company's financial condition at such date, and there has been no material adverse change in the Company's financial condition since that date.

     Section 3.6. Liabilities; Liens. The Company has made no investment in, advance to, or guarantee of, the obligations of any Person nor are the Company's assets and properties subject to any claims, liabilities, Liens, or other encumbrances, except as disclosed in the financial statements and related notes thereto referred to in Section 3.5 hereof.

     Section 3.7. Litigation. There is no action, suit, examination, review, or proceeding by or before any governmental instrumentality or agency now pending or, to the knowledge of the Company, threatened against the Company or against any property or rights of the Company, which, if adversely determined, would materially impair the right of the Company to carry on business as now being conducted or which would materially adversely affect the financial condition of the Company, except for the litigation, if any, described in the notes to the financial statements referred to in Section 3.5 hereof.

     Section 3.8. Agreements. Neither Company, nor Co-Borrower is in default in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which either is a party, which default materially adversely affects the business, properties, assets, or financial condition of the Company and/or Co-Borrower.

     Section 3.9. Regulatory Status. Neither the making nor the performance of this Agreement, nor any extension of credit hereunder, requires the consent or approval of any governmental instrumentality or political subdivision thereof, any other regulatory or administrative agency, or any court of competent jurisdiction, except as set forth in section 2.2 (b) (ii) above.

     Section 3.l0. Licenses. The Company has all licenses, franchises, consents, approvals, or authorizations required in connection with the conduct of the business of the Company, the absence of which would have a material adverse affect on the conduct of the Company's business, and all such licenses, franchises, consents, approvals, and authorizations are in full force and effect.

     Section 3.11. ERISA. The Company does not maintain, sponsor, or participate in any Plan or Multiemployer Plan insured, or required to be insured, by the Pension Benefit Guaranty Corporation.

     Section 3.12. Environmental Matters. The Company is in compliance with all Environmental Laws and all applicable federal, state and local health and safety laws, regulations, ordinances or rules, except to the extent that any non-compliance will not, in the aggregate, have a materially adverse effect on the Company or the ability of the Company to fulfill its obligations under this Agreement or the Note.

     Section 3.13. Solvency. The Company has received consideration which is the reasonable equivalent value of the obligations and liabilities that the Company has incurred to Lender. The Company is not insolvent as defined in any applicable state or federal statute, nor will the Company be rendered insolvent by the execution and delivery of this Agreement or the Note to Lender. The Company is not engaged or about to engage in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to Lender incurred hereunder. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature.

                        ARTICLE IV. CONDITIONS OF LENDING
                        ---------------------------------

     Section 4.l. First Loan. The obligation of the Lender to make a Loan shall be subject to satisfaction of the following conditions, unless waived in writing by the Lender: (a) all legal matters and Loan Documents incident to the transactions contemplated hereby shall be satisfactory, in form and substance, to Lender's counsel; (b) the Lender shall have received (i) certificates by an authorized officer of the Company, upon which the Lender may conclusively rely until superseded by similar certificates delivered to the Lender, certifying (1) all requisite action taken in connection with the transactions contemplated hereby and (2) the names, signatures, and authority of the Company's authorized signers executing the Loan Documents, and (ii) such other documents as the Lender may reasonably require to be executed by, or delivered on behalf of, the Company; (c) the Lender shall have received the Note with all blanks appropriately completed, executed by an authorized signer of the Company; (d) the Lender shall have received written instructions by the Company with respect to disbursement of the proceeds of the Loan; (e) the Lender shall have received all Security Instruments duly executed by all parties thereto.

     Section 4.2. Each Loan. The obligation of the Lender to make any Loan shall be subject to compliance with Section 4.l herein and also subject to satisfaction of the following conditions that at the date of making such Loan, and after giving effect thereto: (a) no Event of Default or Potential Default shall have occurred and be then continuing and (b) each representation and warranty set forth in ARTICLE III above is true and correct as if then made.

                        ARTICLE V. AFFIRMATIVE COVENANTS
                        --------------------------------

     As long as credit is available hereunder or until all principal of and interest on the Note have been paid in full:

     Section 5.l. Accounting; Financial Statements and Other Information. The Company will maintain a standard system of accounting, established and administered in accordance with GAAP consistently followed throughout the periods involved, and will set aside on its books for each fiscal quarter the proper amounts or accruals for depreciation, obsolescence, amortization, bad debts, current and deferred taxes, prepaid expenses, and for other purposes as shall be required by GAAP

     Section 5.2. Insurance; Maintenance of Properties. The Company will maintain with financially sound and reputable insurers, insurance with coverage on the thermal imaging cameras and related equipment purchased with the proceeds of the Loan made herby in limits as may be required by law or as may be reasonably required by the Lender. The Company will, upon request from time to time, furnish to the Lender a schedule of all insurance carried by it, setting forth in detail the amount and type of such insurance. The Company will maintain, in good repair, working order, and condition, all properties used or useful in the business of the Company.

     Section 5.3. Existence; Business. The Company will cause to be done all things necessary to preserve and keep in full force and effect its existence and rights, to conduct its business in a prudent manner, to maintain in full force and effect, and renew from time to time, its franchises, permits, licenses, patents, and trademarks that are necessary to operate its business. The Company will comply in all material respects with all valid laws and regulations now in effect or hereafter promulgated by any properly constituted governmental authority having jurisdiction; provided, however, the Company shall not be required to comply with any law or regulation which it is contesting in good faith by appropriate proceedings as long as either the effect of such law or regulation is stayed pending the resolution of such proceedings or the effect of not complying with such law or regulation is not to jeopardize any franchise, license, permit patent, or trademark necessary to conduct the Company's business.

     Section 5.4. Payment of Taxes. The Company will pay all taxes, assessments, and other governmental charges levied upon any of its properties or assets or in respect of its franchises, business, income, or profits before the same become delinquent, except that no such taxes, assessments, or other charges need be paid if contested by the Company in good faith and by appropriate proceedings promptly initiated and diligently conducted and if the Company has set aside proper amounts, determined in accordance with GAAP, for the payment of all such taxes, charges, and assessments.

     Section 5.5. Litigation; Adverse Changes. The Company will promptly notify the Lender in writing of (a) any future event which, if it had existed on the date of this Agreement, would have required qualification of the representations and warranties set forth in ARTICLE III hereof and (b) any material adverse change in the condition, business, or prospects, financial or otherwise, of the Company.

     Section 5.6. Notice of Default. The Company will promptly notify the Lender of any Event of Default or Potential Default hereunder and any demands made upon the Company by any Person for the acceleration and immediate payment of any Indebtedness owed to such Person.

     Section 5.7. Inspection. The Company will make available for inspection by duly authorized representatives of the Lender, or its designated agent, the Company's books, records, and properties when reasonably requested to do so, and will furnish the Lender such information regarding its business affairs and financial condition within a reasonable time after written request therefore.

     Section 5.8. Environmental Matters. The Company:


     (a) Shall comply with all Environmental Laws.

     (b) Shall deliver promptly to Lender (i) copies of any documents received from the United States Environmental Protection Agency or any state, county or municipal environmental or health agency, and (ii) copies of any documents submitted by Company or any of its Subsidiaries to the United States Environmental Protection Agency or any state, county or municipal environmental or health agency concerning its operations.


                         ARTICLE VI. NEGATIVE COVENANTS
                         ------------------------------

     As long as credit is available hereunder or until all principal of and interest on the Note have been paid in full and all stock or warrants delivered in accord with the terms hereof:

     Section 6.l Liens. The Company will not directly or indirectly, create, incur, assume, or permit to exist any Lien with respect to any property or asset of the Company to be secured by the terms hereof now owned or hereafter acquired other than:

     (a) Liens for taxes or governmental assessments, charges, or levies the payment of which is not at the time required by Section 5.4 hereof;

     (b) Liens imposed by law, such as Liens of landlords, carriers, warehousemen, mechanics, and materialmen arising in the ordinary course of business for sums not yet due or being contested by appropriate proceedings promptly initiated and diligently conducted, provided the Company has set aside proper amounts, determined in accordance with GAAP, for the payment of all such Liens;

     (c) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance, and other types of social security, or to secure the performance of tenders, statutory obligations, and surety and appeal bonds, or to secure the performance and return of money bonds and other similar obligations, but excluding Indebtedness;

     (d) Liens in respect of judgments or awards with respect to which the Company shall, in good faith, be prosecuting an appeal or proceeding for review and with respect to which a stay of execution upon such appeal or proceeding for review shall have been obtained;

     (e) Liens that secure the Company's Indebtedness for the purchase price of any real or personal property and that only encumber the property purchased; and

     (f) Liens in favor of the Lender or any Affiliate Lender.

     Section 6.3. Indebtedness. The Company will not, directly or indirectly, create, incur, or assume Indebtedness, or otherwise become liable with respect to, any Indebtedness on the property to be acquired with the proceeds hereof other than:

     (a) Indebtedness now or hereafter payable, directly or indirectly, by the Company to the Lender;

     (b) Subordinated Debt of the Company; and

     (e) Indebtedness for taxes, assessments, governmental charges, liens, or similar claims to the extent not yet due and payable.


                         ARTICLE VII. EVENTS OF DEFAULT
                         ------------------------------

     The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

     Section 7.l. Principal or Interest. If the Company fails to pay any installment of principal of or interest on the Note or any other sums of money or deliver any stock when due or payable under this Agreement; or

     Section 7.2. Misrepresentation. If any representation or warranty made herein by the Company or in any written statement, certificate, report, or financial statement at any time furnished by, or on behalf of, the Company in connection herewith, is incorrect or misleading in any material respect when made; or

     Section 7.3. Failure of Performance of this Agreement. If the Company fails to perform or observe any covenant or agreement contained in this Agreement, other than any sums of money payable hereunder, and such failure remains unremedied for thirty (30) calendar days after the Lender shall have given written notice thereof to the Company and/or Co-Borrower; or

     Section 7.4. Event of Default Under Any Security Instrument. If an event of default occurs (with passage of time or service of notice, or both) and is continuing under the terms of any Security Instrument; or

     Section 7.5. Insolvency. If the Company shall discontinue business or (a) is adjudicated bankrupt or insolvent under any law of any existing jurisdiction, domestic or foreign, or ceases, is unable, or admits in writing its inability, to pay its debts generally as they mature, or makes a general assignment for the benefit of creditors, (b) applies for, or consents to, the appointment of any receiver, trustee, or similar officer for it or for any substantial part of its property, or any such receiver, trustee, or similar officer is appointed without the application or consent of the Company, and such appointment continues thereafter undischarged for a period of thirty (30) days, (c) institutes, or consents to the institution of any bankruptcy, insolvency, reorganization, arrangement, readjustment or debt, dissolution, liquidation, or similar proceeding relating to it under the laws of any jurisdiction, (d) any such proceeding is instituted against the Company, and remains thereafter undismissed for a period of thirty (30) days, or (e) any judgment, writ, warrant of attachment or execution, or similar process is issued or levied against a substantial part of the property of the Company, and such judgment, writ, or similar process is not effectively stayed within thirty (30) days after its issue or levy.

                       ARTICLE VIII. REMEDIES UPON DEFAULT
                       -----------------------------------

     Section 8.l. Optional Acceleration. In the event that one or more of the Events of Default set forth in Sections 7.l through 7.5 above occurs and continues and is not waived by the Lender, then, in any such event, and at any time thereafter, the Lender may, at its option, terminate its commitment to make any Loan and declare the unpaid principal of, all accrued interest on, and Prepayment Premium, if any, in respect of, the Note, and any other liabilities hereunder, and all other Indebtedness of the Company to the Lender forthwith due and payable, whereupon the same will forthwith become due and payable without presentment, demand, protest, or other notice of any kind, all of which the Company hereby expressly waives, anything contained herein or in the Note to the contrary notwithstanding.

     Section 8.2. Automatic Acceleration. Upon the happening of an Event of Default referred to in Section 7.5 above, the unpaid principal of, all accrued interest on, and Prepayment Premium, if any, in respect of, the Note, and all other Indebtedness of the Company to the Lender then existing will thereupon become immediately due and payable in full and the commitment, if any, of the Lender to make any Loan, if not previously terminated, will thereupon immediately terminate without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by the Company, anything contained herein or in the Note to the contrary notwithstanding.

     Section 8.3. Right of Set Off; Security. Upon the occurrence and continuation of an Event of Default, the Lender has the right, in addition to all other rights and remedies available to it, to set off the unpaid balance of the Note payable to the Lender held by it against any debt owing to the Company by the Lender.

     Section 8.4. No Waiver. The remedies in this ARTICLE VIII are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which the Lender may be entitled. No failure or delay on the part of the Lender in exercising any right, power, or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.


                            ARTICLE IX. MISCELLANEOUS
                            -------------------------

     Section 9.l. Amendments. No waiver of any provision of this Agreement or the Note, or consent to departure therefrom, is effective unless in writing and signed by the Lender. No such consent or waiver extends beyond the particular case and purpose involved. No amendment to this Agreement is effective unless in writing and signed by the Company and the Lender.

     Section 9.2. Expenses; Documentary Taxes. The Company shall pay (a) all out-of-pocket expenses of the Lender, including fees and disbursements of special counsel for the Lender, in connection with any Event of Default hereunder and (b) if an Event of Default or Potential Default occurs, all out-of-pocket expenses incurred by the Lender, including reasonable fees and disbursements of counsel, in connection with such Event of Default or Potential Default and collection and other enforcement proceedings resulting therefrom.
The shall reimburse the Lender for its payment of all transfer taxes, documentary taxes, assessments, or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Note.

     Section 9.3. Indemnification. The Company shall indemnify and hold the Lender harmless against any and all liabilities, losses, damages, costs, and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel in connection with any investigative, administrative or judicial proceeding, whether or not the Lender shall be designated a party thereto) which may be incurred by the Lender relating to or arising out of this Agreement or any actual or proposed use of proceeds of any loan hereunder; provided, that the Lender shall have no right to be indemnified hereunder for its own bad faith or willful misconduct as determined by a court of competent jurisdiction.

     Section 9.4. Construction. This Agreement and the Note will be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws. The Courts in the State of Ohio shall have exclusive jurisdiction for the resolution of all disputes arising out of or in any way related to this Agreement. The several captions to different Sections of this Agreement are inserted for convenience only and shall be ignored in interpreting the provisions hereof.

     Section 9.5. Extension of Time. Whenever any payment hereunder or under the Note becomes due on a date which the Lender is not open for the transaction of business, such payment will be due on the next succeeding business day and such extension of time will be included in computing interest in connection with such payment.

     Section   9.6.   Notices.   All  written   notices,   requests,   or  other
communications herein provided for must be addressed:


to the Company as follows:

     Wellstar International, Inc.
     6911 Pilliod Rd.
     Holland, Ohio  43615
     Attn: John A. Antonio, President


to the Lender as follows:

     Andrew Thompson
     1293 Prince Court
     Lake Mary, Florida 32746


or at such other address as either party may designate to the other in writing. Such communication will be effective (i) if by telex, when such telex is transmitted and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the U.S. mail certified mail return receipt requested, or (iii) if given by other means, when delivered at the address specified in this Section 9.6.

     Section 9.7. Survival of Agreements; Relationship. All agreements, representations, and warranties made in this Agreement will survive the making of the extension of credit hereunder, and will bind and inure to the benefit of the Company and the Lender, and their respective successors and assigns; provided, that no subsequent holder of the Note shall by reason of acquiring that Note become obligated to make any Loan hereunder and no successor to or assignee of the Company may borrow hereunder without the Lender's written assent. The relationship between the Company and the Lender with respect to this Agreement, the Note and any other Loan Document is and shall be solely that of debtor and creditor, respectively, and the Lender has no fiduciary obligation toward the Company with respect to any such document or the transactions contemplated thereby.

     Section 9.8. Severability. If any provision of this Agreement or the Note, or any action taken hereunder, or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Agreement or the Note, each of which shall be construed and enforced without reference to such illegal or invalid portion and shall be deemed to be effective or taken in the manner and to the full extent permitted by law.

     Section 9.9. Entire Agreement. This Agreement, the Note and any other Loan Document integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

     Section 9.10. JURY TRIAL WAIVER. COMPANY AND LENDER EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN LENDER AND COMPANY AND/OR CO-BORROWER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN LENDER AND COMPANY.

     IN WITNESS WHEREOF, the Company and the Lender have each caused this Agreement to be executed by their duly authorized officers this ___th day of October, 2005.

     COMPANY: Wellstar International Inc., and Trillennium Medical Imaging, Inc., a wholly owned subsidiary of Wellstar International, Inc.


                                    By:     /s/ John A. Antonio
                                            -------------------
                                            John A. Antonio, President


     LENDER:   Andrew M. Thompson

                                        /s/ Andrew M. Thompson
                                        ----------------------
                                            Andrew M. Thompson

                                    EXHIBIT A

                                   COMMERCIAL
                                    COGNOVIT
                                 PROMISSORY NOTE


$150,000.00                                                         Toledo, Ohio
                                                              October 11th, 2005

     The undersigned (herein collectively referred to as "Borrower" or "Borrowers") promises to pay to the order of Andrew M. Thompson, an individual residing at 1293 Prince Court, Lake Mary, Florida, 32746 (herein called "Lender"), the principal sum of One Hundred Fifty Thousand and no/100 Dollars ($150,000.00) due on April 11th, 2006 ("Maturity Date"), when any remaining principal balance shall be due and payable, together with interest upon any unpaid principal balance computed upon a 360 day basis and payable on each date designated above for principal payments and at maturity, at a rate per annum equal to the Margin Rate (as that term is defined in the Term Loan Agreement of even date herewith plus eight percent (8.00%); but in no event shall the interest rate on this Note after maturity exceed the highest rate permitted by law on the date of maturity.

     Borrower may prepay this Note, in whole or in part, at any time or times upon not less than three (3) days prior notice made to the Lender.

     This Note is made in conjunction with, and subject to a certain Term Loan Agreement (the "Loan Agreement") executed simultaneously herewith by Borrower and Lender, with all of its covenants, provisions, terms and conditions being incorporated herein by reference, and in which Loan Agreement the terms hereof are incorporated.

     This Note and every other obligation, indebtedness, and liability of Borrower to Lender, whether joint or several, absolute or contingent, due or to become due, and whether heretofore or hereafter contracted or existing and in whatsoever manner acquired by or accruing to Lender, whether before or after maturity and whether the same may have been or shall be participated, in whole or in part to others, and including all amendments, extensions, and renewals thereof (all herein called "Obligations"), are secured by: (i) the thermal imaging cameras to be purchased by the Borrower as evidence by the Security Agreement executed simultaneously herewith by said Borrower; (ii) the escrow of gross receipts generated by the thermal imaging cameras as provided in Section
2.7 of the  Term  Loan  Agreement  between  borrower  and  Lender  of even  date herewith.

     Borrower represents and warrants that Wellstar International, Inc and its wholly owned subsidiary, Trillennium Medical Imaging, Inc. are duly-organized and existing under the laws of their respective states of incorporation, that the execution and delivery hereof have been duly authorized by appropriate company action, that there is no prohibition either in law, in its articles of organization, by-laws, or regulations or in any agreement to which it is a party which in any way restricts or prevents the execution of this Note and performance of the Obligations herein in any respect, and that this Note has been duly executed and is a valid and binding Obligation of Borrower.

     Borrower further represents and warrants that the information memorandum heretofore furnished to Lender, presents fairly the financial projections of the Company at such date, that there has been no material adverse change in such financial condition since that date, that the thermal imaging cameras and related equipment to be purchased pursuant to the Term Loan Agreement are not subject to any claims, liabilities, liens or encumbrances except as previously disclosed to Lender, and that there is neither threatened nor pending any litigation against any Borrower.

     Borrower shall be in default hereunder in the event (herein called "Event(s) of Default") that:

     (a) Borrower fails to make available for inspection to duly authorized representatives of Lender any of its books, records, or properties when requested to do so or fails to furnish Lender any information regarding its business affairs and financial condition within a reasonable time after written request therefore, or

     (b) Borrower creates or permits the creation or continuance of, any lien upon any of the thermal imaging cameras or related equipment to be purchased pursuant to the Term Loan Agreement, including, but not limited to, mortgages, judgments, security interests, pledges, and liens for taxes, assessments, or other governmental charges of any kind, other than (1) any lien for taxes, assessments, or governmental charges which are not yet payable, (2) any lien of the kind which is incident to and results from the usual operations of the business in which Borrower is engaged and which secures claims not overdue and payable, or

     (c) Borrowers fail (1) to maintain insurance upon the thermal imaging cameras and related equipment to be purchased pursuant to the Term Loan Agreement, of such character and amounts as are usually maintained by companies engaged in like business, or (2) to furnish to Lender, upon request, a statement of the insurance coverage, or (3) to obtain other or additional insurance promptly upon the reasonable request of Lender to the extent that such insurance may be available, or (4) upon reasonable request of Lender to assign to Lender as security for their Obligations the proceeds of any property insurance, or

     (d) Borrower liquidates, or discontinues or materially reduces its normal operations with intention to liquidate, or merges or consolidates with any corporation, partnership or other entity, or sells, leases, transfers, or otherwise disposes of all or any substantial part of its assets, or any of its accounts receivable, or

     (e) Borrower fails to pay when due any sum payable on account of the principal or interest of this Note or on account of any other Obligation, or

     (f) Any representation or warranty made by Borrower or any officer, member or representative thereof, herein or in any written statement, certificate or other document now or later furnished by or for Borrower in connection herewith, shall prove untrue in any material respect as of the date upon which it was made, or

     (g) Borrower breaches any provision, condition, representation, warranty or covenant of any Obligation [including, without limitation, any set forth or contained in or evidenced by (i) this Note or in any other instrument, document, or writing evidencing any other present or future indebtedness, obligation, or liability of Borrower owed to Lender, (ii) any security agreement, mortgage deed, assignment, pledge agreement, or in any other instrument, document, or writing given as or evidencing security for this Note or any other present or future indebtedness, obligation, or liability of Borrower owed to Lender, or
(iii) any subordination agreement], or

     (h) Borrower becomes insolvent or Bankrupt, or ceases, is unable, or admits in writing the inability, to pay debts as they mature, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, creditors, or

     (i) Proceedings for the appointment of a receiver, trustee or liquidator of Borrower, or of a substantial part of Borrower's assets, are authorized or instituted by or against any Borrower, or

     (j) Proceedings under any Bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction are authorized or instituted by or against.

     If there shall occur any Event of Default set forth in (a) through (j) above, Lender, by notice given to Borrower, may declare the unpaid principal of and accrued interest owing upon this Note and all other Obligations to be immediately due and payable and upon any such declaration such principal and interest shall become and be forthwith due and payable without any further notice, presentment, or demand of any kind, all of which are hereby expressly waived by Borrower

     Wherever used in this Note, the term "Lender" shall include any holder or assignee of this Note. Except for the notice required in the immediately preceding paragraph, Borrower waives presentment, demand, notice, protest, and all other demands and notices in connection with delivery, acceptance, performance, default, or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence, and to the addition or release of any other person primarily or secondarily liable. Borrower understands and agrees that this Note is subject to and shall be construed according to the laws of the State of Ohio, without regard to principles of conflict of laws. Lender's rights, remedies, and powers that are expressly specified in this Note are in addition to Lender's rights, remedies, and powers under any other instrument or agreement or under applicable law.

     Any deposits or sums at any time credited by or due from Lender to Borrower and any securities or other personal property of Borrower in the possession of Lender may at all times be held and treated as additional security for the payment of the Obligations. After the occurrence of any Event of Default, Lender may apply or set off such deposits or other sums against the Obligations at any time and without further notice.

     Any waiver of Lender's rights hereunder must be in writing and signed by Lender. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion. Delay or failure by Lender to exercise its powers, rights, or remedies, in whole or in part, shall not be deemed a waiver of any such power, right, or remedy; no single or partial exercise of any right, power, or remedy hereunder shall preclude the exercise of any other right, power, or remedy. All agreements, representations, and warranties made herein will survive the making of the loan evidenced by this Note and will bind and inure to the benefit of Borrower and its successors and assigns and Lender and its successors and assigns.

     Any notice required or authorized to be given to Borrower pursuant to the provisions of this Note shall be sufficiently given when such notice is either delivered, sent by telegram, or mailed (deposited for delivery, postage prepaid, by U.S. mail) to Borrower either at the address set forth below (as modified by any change therein which Borrower has supplied in writing to Lender) or at any other address at which Lender customarily communicates with Borrower.

     If any provision of this Note, or any covenant, stipulation, obligation, agreement, act, or action, or part thereof made, assumed, entered into, or taken hereunder or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision or any other covenant, stipulation, obligation, agreement, act, or action or part thereof, made, assumed, entered into, or taken, each of which shall be construed and enforced as if such illegal or invalid portion were not contained herein. Such illegality or invalidity of any application of any provision hereof shall not affect any legal and valid application thereof, and each such provision, covenant, stipulation, obligation, agreement, act, or action, or part shall be deemed to be effective, operative, made, entered into, or taken in the manner and to the full extent permitted by law.

     The relationship between Borrower and Lender with respect to this Note and any writing executed or delivered in connection herewith is and shall be solely that of debtor and creditor, respectively, and Lender has no fiduciary obligation toward Borrower with respect to any such document or the transactions contemplated thereby.

     This Note and any agreement, document or instrument referred to herein or executed on or as of the date hereof integrate all of the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

     Borrower agrees to promptly reimburse Lender for all costs and expenses, including attorney's fees, incurred by Lender in connection with any restructurings of this Note or any documents executed and delivered in connection herewith and in connection with any collection proceedings as a result of nonpayment of this Note, as and when due and payable.

     Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that Borrower has incurred to Lender. Borrower is not insolvent as defined in any applicable state or federal statute, nor will Borrower be rendered insolvent by the execution and delivery of this Note to Lender. Borrower is not engaged or about to engage in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to Lender incurred hereunder. Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature.

     Borrowers authorize any attorney-at-law to appear for each Borrower in any court of record in the State of Ohio after this Note becomes due and waive the issuing and service of process and confess judgment against Borrowers in favor of Lender for the amount then appearing due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment is vacated for any reason, Lender may thereafter use the foregoing warrant of attorney to obtain any additional judgments against Borrowers. Borrowers agree that Lender's attorney may confess judgment pursuant to the foregoing warrant of attorney. Borrowers further agree that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from Lender. This is a joint and several warrant of attorney.

     Borrowers,  to the extent  permitted by law, waive any right to have a jury
     ---------------------------------------------------------------------------
participate  in resolving any dispute,  whether  sounding in contract,  tort, or
--------------------------------------------------------------------------------
otherwise,  between  Lender and Borrowers  arising out of, in  connection  with,
--------------------------------------------------------------------------------
related to, or incidental to the relationship  established between Borrowers and
--------------------------------------------------------------------------------
Lender  in  connection  with this Note or any  other  agreement,  instrument  or
--------------------------------------------------------------------------------
document  executed or delivered  in  connection  therewith  or the  transactions
--------------------------------------------------------------------------------
related thereto. This waiver shall not in any way affect, waive, limit, amend or
--------------------------------------------------------------------------------
modify  Lender's  ability  to pursue  remedies  pursuant  to any  confession  of
--------------------------------------------------------------------------------
judgment or cognovit  provision  contained in this Note, or any other agreement,
--------------------------------------------------------------------------------
instrument or document related thereto.
---------------------------------------

   BORROWERS:  Wellstar   International  Inc.,  and  Trillennium  Medical
               Imaging,   Inc.,   a  wholly   owned   subsidiary   of   Wellstar
               International, Inc.


                               By: /s/ John A. Antonio
                                   -------------------
                                   John A. Antonio, President


--------------------------------------------------------------------------------
WARNING: BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------

                                    EXHIBIT B

                              SECURITY INSTRUMENTS


Security   Agreement,   dated  April  11th,   2005,  by  and  between   Wellstar
International Inc., and Trillennium Medical Imaging, Inc., a wholly owned subsidiary of Wellstar International, Inc. and Andrew M. Thompson.